Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events:

15.1 On July 10, 2013, the Company entered into a drilling contract with Total E&P Angola for a five-well program or a minimum of 275 days for its ultra deepwater drillship Ocean Rig Skyros for drilling offshore West Africa. The Ocean Rig Skyros is expected to commence this contract upon delivery from the shipyard in November 2013.

15.2 On July 12, 2013, the Company, through its wholly-owned subsidiaries, DFHI and Drillships Projects Inc., entered into a $1.8 billion senior secured term loan facility, comprised of tranche B-1 term loans in an aggregate principal amount equal to $975.0 million and tranche B-2 term loans in an aggregate principal amount equal to $825.0 million with respective maturity dates in the first quarter of 2021, subject to adjustment to the third quarter of 2020 in certain circumstances, and the third quarter of 2016.

15.3 On July 19, 2013, the Company received a Letter of Award for its ultra deepwater drillship Ocean Rig Skyros, from a major oil company. The Letter of Award is for a 6 year contract for drilling offshore West Africa. The contract is expected to commence in direct continuation of the previous contract of the Ocean Rig Skyros with Total E&P Angola before the first quarter of 2015.

15.4 On July 26, 2013, the Company, through its wholly-owned subsidiaries, DFHI, and Drillships Projects Inc. entered into an incremental amendment to the $1.8 billion senior term loan facility dated July 12, 2013, for additional tranche B-1 term loans in an aggregate principal amount equal to $100.0 million.

15.5 On July 30, 2013, the Company signed definitive documentation with Total E&P Congo, following the previously announced Letter of Award, for its ultra deepwater drillship Ocean Rig Apollo. The contract is for a three-year drilling campaign offshore West Africa and is expected to commence in the first quarter of 2015.